                        THE SELECT SECTOR SPDR(R) Trust

                       SUPPLEMENT DATED NOVEMBER 16, 2006
                      TO PROSPECTUS DATED JANUARY 27, 2006

The last paragraph on page 35 of the Prospectus should be deleted and replaced with the following:

For purposes of the 1940 Act, Shares of the Select Sector SPDR Funds are issued by the respective Funds and the acquisition of Shares by investment companies is subject to the restrictions of section 12(d)(1) of the 1940 Act. The Trust has received exemptive relief from Section 12(d)(1) to allow registered investment companies to invest in the Select Sector SPDR Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions as set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.